TXU EASTERN FUNDING COMPANY
                          TXU EASTERN HOLDINGS LIMITED

                              OFFICER'S CERTIFICATE


     Kirk R. Oliver, an authorized attorney of TXU Eastern Funding Company, a private unlimited company duly incorporated and existing under the laws of England and Wales (the "Company"), and Michael J. McNally, a Director of the Company, pursuant to the authority granted in the Board Resolutions of the Company dated February 19, 1999, and Sections 201, 301, 1601 and 1602 of the Indenture defined herein, and Kirk R. Oliver, an authorized attorney of TXU Eastern Holdings Limited, a private limited company duly incorporated and existing under the laws of England and Wales (the "Guarantor"), and Michael J. McNally, a Director of the Guarantor, pursuant to the authority granted in the Board Resolutions of the Guarantor, dated February 19, 1999 and Section 201 of the Indenture defined herein, do hereby certify to The Bank of New York (the "Trustee"), as Trustee under the Indenture of the Company (For Unsecured Debt Securities) dated as of May 1, 1999 (the "Indenture") that:

1. The securities of the fifth series to be issued under the Indenture shall be designated "6.75% Senior Notes due May 15, 2009" (the "Senior Notes of the Fifth Series"). The Senior Notes of the Fifth Series will be unconditionally guaranteed by the Guarantor as to payment of principal, premium, if any, and interest and Additional Amounts, if any. The securities of the sixth series to be issued under the Indenture shall be designated "6.75% Exchange Senior Notes due May 15, 2009" (the "Senior Notes of the Sixth Series", and together with the Senior Notes of the Fifth Series, the "Senior Notes of the Fifth and Sixth Series"). (The term "Senior Notes of Fifth or Sixth Series" shall refer to either Senior Notes of the Fifth Series or Senior Notes of the Sixth Series, except as otherwise noted.) All capitalized terms used in this certificate which are not defined herein but are defined in Exhibit A, Exhibit B, Exhibit C or Exhibit D shall have the meanings therein; all capitalized terms used in this certificate or Exhibit A, Exhibit B, Exhibit C or Exhibit D which are not defined herein or therein but are defined in the Indenture shall have the meanings set forth in the Indenture.

2. The Senior Notes of the Fifth Series initially shall be issued in substantially the form thereof set forth in Exhibit A hereto. The Senior Notes of the Fifth Series shall have such terms and provisions as are provided herein, in the Indenture and in the forms thereof set forth in Exhibits A or B hereto, whichever is applicable, and shall be issued in substantially such form. The Senior Notes of the Sixth Series shall have such terms and provisions as are provided herein, in the Indenture and in the forms thereof set forth in Exhibits C or D hereto, whichever is applicable, and shall be issued in substantially such form.

3. The Senior Notes of the Fifth and Sixth Series shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on May 15, 2009.

4. The Senior Notes of the Fifth and Sixth Series shall be issued in the denominations of $10,000 and in integral multiples of $1,000 in excess thereof; except that Senior Notes of the Fifth Series issued or transferred to institutional "accredited investors," as defined in Rule 501(a)(1), (2),
     (3) or (7) of Regulation D under the Securities Act ("IAIs") will be in a minimum principal amount of $250,000.

5. The Senior Notes of the Fifth and Sixth Series shall bear interest as provided in Exhibit A, Exhibit B, Exhibit C or Exhibit D, as applicable.

6. Each installment of interest on a Senior Note of the Fifth and Sixth Series shall be payable on the dates specified in Exhibit A, Exhibit B, Exhibit C or Exhibit D, as applicable.

7. The principal of (and premium, if any, on) and each installment of interest on and any other amounts payable on the Senior Notes of the Fifth and Sixth Series shall be payable at, and registration and registration of transfers and exchanges in respect of the Senior Notes of the Fifth and Sixth Series may be effected at, the office or agency of the Company in The City of New York and, for so long as the Senior Notes of the Fifth and Sixth Series are listed on the Luxembourg Stock Exchange, at the agency of the Company in Luxembourg; provided that, in the case of certificated Senior Notes of the Fifth or Sixth Series, payment of interest may be made at the option of the Company by check mailed to the address of the Persons entitled thereto, except that payment of interest, if any, in respect of any certificated registered Senior Notes of the Fifth or Sixth Series may also be made, in the case of a Holder of an aggregate principal amount in excess of $50,000,000, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). In the case of Senior Notes of the Fifth and Sixth Series issued in global bearer form, interest shall be paid upon presentation of the applicable Senior Note of such Series to a Paying Agent; the Paying Agent shall mark the original Senior Note of such Series in the appropriate box on the interest payment schedule included therein to indicate that the interest payment has been made.

8. Notices and demands to or upon the Company or the Guarantor in respect of the Senior Notes of the Fifth and Sixth Series may be served at the office or agency of the Company in The City of New York.

9. The Corporate Trust Office of the Trustee will initially be the agency of the Company in The City of New York for payments, registration and registration of transfers and exchanges and service of notices and demands with respect to the Senior Notes of the Fifth and Sixth Series and the Company hereby appoints the Trustee as its agent for all such purposes, and the Corporate Trust Office of Kredietbank SA Luxembourgeoise ("Kredietbank") at 43, Boulevard Royal L-2955, Luxembourg, initially will be the agency of the Company in Luxembourg; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent, provided the Company will always have a paying agent location in The City of New York and, for so long as any Senior Notes of the Fifth or Sixth Series are listed on the Luxembourg Stock Exchange, in Luxembourg. The Trustee initially will be the Security Registrar and the Paying Agent for the Senior Notes of the Fifth and Sixth Series.

10. The following constitute additional Events of Default with respect to the Senior Notes of the Fifth and Sixth Series:

     (a) The entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of a Principal Subsidiary of the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency, or other similar law or (2) a decree or order adjudging a Principal Subsidiary of the Guarantor a bankrupt or in-solvent, or approving as properly filed a petition by one or more Persons other than a Principal Subsidiary of the Guarantor seeking arrangement, adjustment or composition of or in respect of a Principal Subsidiary of the Guarantor under any applicable bankruptcy, insolvency, or other similar law, or appointing a custodian, receiver, liquidator, administrator, assignee, trustee, sequestrator or other similar official for a Principal Subsidiary of the Guarantor or for any substantial part of its property, or ordering the winding up or liquidation of its affairs (other than for the purpose of a solvent amalgamation, reorganization or similar transaction not involving disposal of all or substantially all of its assets for the benefit of creditors other than the Guarantor or its Subsidiaries), and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days;

     (b) The commencement by a Principal Subsidiary of the Guarantor of a voluntary case or proceeding under any applicable bankruptcy, insolvency, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by a Principal Subsidiary of the Guarantor to the entry of a decree or order for relief in respect of such Principal Subsidiary of the Guarantor in a case or proceeding under any applicable bankruptcy, insolvency, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Principal Subsidiary of the Guarantor, or the filing by a Principal Subsidiary of the Guarantor of a petition or answer or consent seeking relief under any applicable bankruptcy, insolvency, or other similar law, or the consent by a Principal Subsidiary of the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, administrator, assignee, trustee, sequestrator or similar official of such Principal Subsidiary of the Guarantor or of any substantial part of its property, or the consent by a Principal Subsidiary of the Guarantor to the winding up or liquidation of its affairs (other than for the purpose of a solvent amalgamation, reorganization or similar transaction not involving disposal of all or substantially all of its assets for the benefit of creditors other than the Guarantor or its Subsidiaries) or the making by a Principal Subsidiary of the Guarantor of an assignment for the benefit of creditors, or the admission by a Principal Subsidiary of the Guarantor in writing of inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors of such Principal Subsidiary of the Guarantor;

     (c) Default in the payment when due of indebtedness for money borrowed exceeding $50,000,000 of the Company, the Guarantor or any Principal Subsidiary of the Guarantor; and

     (d) Failure of the Company or the Guarantor to pay Additional Amounts (as defined herein) on any Note of the Fifth or Sixth Series within 30 days after it is due.

     For the purposes of (a), (b) and (c) above, a "Principal Subsidiary" means a Subsidiary of the Guarantor whose gross assets are 25% or more of the Guarantor's consolidated gross assets or whose gross revenues are 25% or more of the Guarantor's consolidated gross revenues.

11. The Senior Notes of the Fifth Series will be redeemable as provided in the forms thereof attached hereto as Exhibit A or Exhibit B, as applicable; the Senior Notes of the Sixth Series will be redeemable as provided in the forms thereof attached hereto as Exhibit C or Exhibit D, as applicable.

12. Notwithstanding Section 106 of the Indenture, notice to a Holder of Senior Notes of the Fifth or Sixth Series in bearer, global form shall be given sufficiently if given to such Holder in writing by the Trustee, if the Trustee knows the identity of such Holder, or in such other manner as the Trustee deems necessary or desirable; provided, however, that so long as the Senior Notes of the Fifth and Sixth Series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of the Senior Notes of the Fifth and Sixth Series will be published in a leading daily newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

13.  The Senior Notes of the Fifth Series will be initially issued pursuant to
     Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), as one or more global Senior Notes of the Fifth Series in bearer form and shall be issued to the Book-Entry Depositary (as defined in the Deposit Agreement by and between The Bank of New York, as Book-Entry Depositary, and TXU Eastern Funding Company, as Issuer, dated as of May 13, 1999 (the "Deposit Agreement")). The Senior Notes of the Fifth Series shall contain restrictions on transfer, substantially as described in the forms set forth in Exhibit A or Exhibit B hereto. Each Senior Note of the Fifth Series, whether in a global form or in a certificated form, shall bear the non-registration legend and the registration rights legend in substantially the form thereof set forth in Exhibit A or Exhibit B hereto, unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Nothing in the Indenture, the Senior Notes of the Fifth Series or this certificate shall be construed to require the Company to register any Senior Notes of the Fifth Series under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such Senior Notes of the Fifth Series in violation of applicable law; provided, however, that the Company will enter into a registration rights agreement (the "Registration Rights Agreement") with the initial purchasers of the Senior Notes of the Fifth Series, confirmed in writing to the Trustee, pursuant to which, among other things, the Senior Notes of the Fifth Series may be exchanged for the Senior Notes of the Sixth Series registered under the Securities Act or, failing such registration, the Senior Notes of the Fifth Series will be registered under the Securities Act.

14. It is contemplated that the Book-Entry Depositary will issue to The Depository Trust Company ("DTC"), New York, New York, one or more Book-Entry Interests (as defined in the Deposit Agreement), which together will represent a 100% interest in the global Senior Notes of the Fifth or Sixth Series. The Trustee, the Security Registrar and the Company will have no responsibility under the Indenture for transfers of beneficial interests in the Senior Notes of the Fifth and Sixth Series.

     In connection with any transfer of beneficial interests in the Senior Notes of the Fifth Series, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (in the forms attached hereto as Exhibit E, for use in connection with the transfer of beneficial interests in the Senior Notes of the Fifth Series, or in the form attached at the rear of Exhibit B, for use in connection with the transfer of Senior Notes of the Fifth Series in certificated form, or otherwise) received from the Holders and any transferees of any beneficial interests in the Senior Notes of the Fifth Series or certificated Senior Notes of the Fifth Series regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such beneficial interests in such Senior Note and any other facts and circumstances related to such transfer.

15. No service charge shall be made for the registration of transfer or exchange of the Senior Notes of the Fifth and Sixth Series; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer.

16. Additional Amounts. All payments of principal and interest (including Additional Interest, as defined in the Registration Rights Agreement, and payments of discount and premium, if any) with respect to the Senior Notes of the Fifth and Sixth Series and all payments made pursuant to the Guarantee shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within any supranational federation to which a Jurisdiction of Incorporation belongs or any Jurisdiction of Incorporation (or any political subdivision or taxing authority thereof or therein) or any jurisdiction in which the Company or the Guarantor is managed or has a place of business (each, a "Taxing Jurisdiction") or by or within any political subdivision thereof or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law. In the event of any such withholding or deduction ("Gross-Up Taxes"), the Company or the Guarantor, as the case may be, shall pay to the Holder of such Senior Notes of the Fifth or Sixth Series such additional amount ("Additional Amount") as shall be necessary in order that the amount received by such Holder after withholding or deduction shall equal the amount that would otherwise have been due to such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

          (A) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes with respect to the Senior Notes of the Fifth or Sixth Series or the Guarantee, by reason of such Holder having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of a Senior Note of the Fifth or Sixth Series or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof or in respect of the Guarantee;

          (B) to, or to a Person on behalf of, a Holder who presents a Senior Note of the Fifth or Sixth Series (whenever presentation is required) for payment more than 30 days after the date on which payment first becomes due except to the extent that such Holder would have been entitled to such Additional Amounts on presenting such Senior Note of the Fifth or Sixth Series for payment on the last day of such period of 30 days;

          (C) to, or to a Person on behalf of, a Holder who presents a Senior Note of the Fifth or Sixth Series (when presentation is required) other than at a Place of Payment in The City of New York or, so long as the Senior Notes of the Fifth or Sixth Series are listed on the Luxembourg Stock Exchange, in Luxembourg;

          (D) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

          (E) to, or to a Person on behalf of, a Holder of a Senior Note of the Fifth or Sixth Series that is issued in certificated form following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of the beneficial owners requesting that such certificated Senior Notes of the Fifth or Sixth Series be so issued.

     Such Additional Amounts will also not be payable where, had the beneficial owner of the Senior Note of the Fifth or Sixth Series (or any interest therein) been the Holder of the Senior Note of the Fifth or Sixth Series, it would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (A) through (E) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

17. Special Redemption. If (a) the Company or the Guarantor certifies to the Trustee prior to the giving of a notice as provided below that it has or will become obligated to pay Additional Amounts with respect to the Senior Notes of the Fifth or Sixth Series as a result of either (x) any change in, or amendment to, or clarification of, or announced change to occur in the future in, the laws or regulations of the Taxing Jurisdiction or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the offering memorandum or (y) the issuance of certificated registered Senior Notes of such Series pursuant to either (i) an Optional Certificated Security Request, as defined in the Deposit Agreement, (ii) the unwillingness or inability of DTC to continue to hold the Book-Entry Interests with respect to the global Senior Notes of such Series or interests therein or DTC's ceasing to be a "clearing agency" registered under the United States Securities Exchange Act of 1934, as amended, and, in either case, a successor is not appointed by the Company within 120 days, or (iii) the unwillingness or inability of the Book-Entry Depositary to continue to act as such and a successor is not appointed by the Company within 120 days, and (b) such obligation cannot be avoided by the Company or the Guarantor taking reasonable measures available to it, and, prior to the giving of a notice of redemption as hereinafter in this paragraph provided, the Company or the Guarantor delivers to the Trustee the certificate referred to in the last sentence of this paragraph, then the Company shall have the right, at its option, upon not less than 30 days nor more than 60 days' prior written notice of redemption to the Holders of Senior Notes of such Series, to redeem the Senior Notes of such Series, in whole but not in part, at the principal amount thereof plus accrued and unpaid interest thereon, and accrued Additional Amounts with respect thereto, if any, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Guarantor or the Company would be obligated to pay any such Additional Amounts with respect to such Series. Prior to the mailing of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate signed by an officer of the Company stating that the obligation referred to in (a) above cannot be avoided by the Guarantor or the Company taking reasonable measures available to it, and the Trustee shall accept, and shall be fully protected in relying upon, such certificate as sufficient evidence of the condition precedent set out in (b) above, in which event it shall be conclusive and binding on the Holders.

18. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Senior Notes of the Fifth and Sixth Series, or any portion of the principal amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

          (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Senior Notes of the Fifth and Sixth Series, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due and Additional Amounts, if any, due and known to become due on such Senior Notes of the Fifth and Sixth Series or portions thereof, all in accordance with and subject to the provisions of said Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

          (B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such Senior Notes of the Fifth and Sixth Series, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

19. The Company reserves the right to require legends on Senior Notes of the Fifth Series as it may determine are necessary to ensure compliance with the securities laws of the US and the states therein and any other applicable laws.

20. Each of the undersigned has read all of the covenants and conditions contained in the Indenture (including the definitions in the Indenture relating thereto) relating to the issuance of the Senior Notes of the Fifth and Sixth Series and the Guarantees endorsed thereon and in respect of compliance with which this certificate is made.

21. The statements contained in this certificate are based upon the familiarity of each of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by each of the undersigned with officers and employees of the Company and the Guarantor familiar with the matters set forth herein.

22. In the opinion of each of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether or not such covenants and conditions have been complied with.

23. In the opinion of each of the undersigned, such conditions and covenants and conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) to the authentication and delivery of the Senior Notes of the Fifth Series and the Guarantees to be endorsed thereon requested in the accompanying Company Order and Guarantor Order and the establishment of the Senior Notes of the Sixth Series have been complied with.

     IN WITNESS WHEREOF, the undersigned have executed this Officer's Certificate as of this 13th day of May, 1999.



                                                     /s/ Kirk R. Oliver
                                                     --------------------------
                                                     Name: Kirk R. Oliver
                                                     Title: Authorized Attorney


                                                     /s/ Michael J. McNally
                                                     --------------------------
                                                     Name: Michael J. McNally
                                                     Title: Director


                                                     /s/ Kirk R. Oliver
                                                     --------------------------
                                                     Name: Kirk R. Oliver
                                                     Title: Authorized Attorney


                                                     /s/ Michael J. McNally
                                                     --------------------------
                                                     Name: Michael J. McNally
                                                     Title: Director

                                                                     EXHIBIT A

                            [non-registration legend]

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO TXU EASTERN FUNDING COMPANY OR TXU EASTERN HOLDINGS LIMITED, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, AND THAT IS ACQUIRING THE SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN EACH CASE IN ACCORDANCE WITH ALL THE APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES"

                          [registration rights legend]

     The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated May 13, 1999, among the Company, the Guarantor and the initial purchasers of this Security.


                          [FORM OF FACE OF SENIOR NOTE]

                               GLOBAL BEARER FORM

NO.__                                                              CUSIP NO. __

                           TXU EASTERN FUNDING COMPANY

                       6.75% SENIOR NOTES DUE MAY 15, 2009

     TXU Eastern Funding Company, a corporation duly incorporated and existing under the laws of England and Wales (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to the bearer upon surrender hereof the principal sum of $500,000,000 Dollars on May 15, 2009, and to pay interest on said principal sum semi-annually in arrears on May 15 and November 15 of each year (each an Interest Payment Date) at the rate of 6.75% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full month, on the basis of the actual number of days elapsed in such period. Interest on the Securities of this series will accrue from May 13, 1999, to the first Interest Payment Date (which shall be November 15, 1999), and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid upon presentation to any Paying Agent; such Paying Agent shall mark this Security in the appropriate box on the Interest Payment Schedule included therein to indicate that the interest payment has been made. Payments of any Defaulted Interest will be paid to the bearer hereof at the time of presentation.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York and, for so long as the Securities of this series shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                     TXU EASTERN FUNDING COMPANY



                                                     By: _______________________

                               [FORM OF GUARANTEE]

     TXU Eastern Holdings Limited, a corporation incorporated under the laws of England and Wales (the "Guarantor", which term includes any successor under the Indenture (the "Indenture") referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest and Additional Amounts, if any, on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have (except the defense of payment). In case of the failure of TXU Eastern Funding Company, a corporation incorporated under the laws of England and Wales (the "Company", which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor's obligation to make a guarantee payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holder of such Security or to a Paying Agent, or by causing the Company to pay such amount to such Holder or a Paying Agent.

     Except as provided pursuant to Section 608 of the Indenture, this Guarantee is an unsecured and unsubordinated obligation of the Guarantor and shall at all times rank at least pari passu with each other Guarantee issued pursuant to the Indenture and, except as permitted by Sections 608 and 806 of the Indenture, will rank at least pari passu with all other unsecured unsubordinated indebtedness of the Guarantor.

     The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, any extension of time for payment or performance by the Company as provided by such Security or the Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

     The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Indenture and in this Guarantee. This Guarantee shall constitute a guarantee of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights been permitted to be exercised by the Trustee or any of the Holders.

     The obligations of the Guarantor hereunder with respect to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest and Additional Amounts, if any, on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

     The Guarantor shall be subrogated to all rights of the Holder of each Security upon which its Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of its Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, and Additional Amounts, if any, on all Securities issued under the Indenture shall have been paid in full.

     This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

     All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture.

     This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed as of the date first written above.

                                                    TXU EASTERN HOLDINGS LIMITED


                                                    By: ______________________

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

Dated:

     This is one of the Securities of the series designated therein and the Guarantee thereof referred to in the within-mentioned Indenture.

                                               THE BANK OF NEW YORK, as Trustee

                                               By:______________________________
                                                        Authorized Signatory

                        [FORM OF REVERSE OF SENIOR NOTE]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities), dated as of May 1, 1999 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, TXU Eastern Holdings Limited, as Guarantor (herein called the "Guarantor," which term includes any successor under the Indenture) and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on May 13, 1999, creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

     The Securities of this series will be redeemable as a whole at any time or in part, from time to time, at the option of the Company, at a Redemption Price equal to the sum of (a) the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus (b) accrued interest on the principal amount of such Securities to the Redemption Date plus (c) any accrued Additional Amounts.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Securities of this series.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Business Day," when used for purposes of calculating the Redemption Price, shall mean a Business Day (as defined in the Indenture) in New York City, New York.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of the Reference Treasury Dealer Quotations actually obtained by the Trustee for such Redemption Date.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary US Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     Notwithstanding Section 404 of the Indenture, the Trustee shall give the bearer of this Security notice of any redemption hereof in such manner as the Trustee deems necessary or desirable. So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of the Securities will be published in a leading daily newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

     Upon payment of the Redemption Price, on and after the Redemption Date interest and any Additional Amounts will cease to accrue on the Securities of this series or portions thereof called for redemption.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Notes of the Securities of this series to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Securities, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 25 basis points plus accrued interest on the principal amount hereof to the Redemption Date plus accrued Additional Amounts, if any."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     If the Company or the Guarantor is required to pay Additional Amounts with respect to Securities of this series, the Company has the right to redeem this Security as set forth in the Officer's Certificate described above.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture including the Officer's Certificate described above.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company or the Guarantor with or into, and the conveyance or other transfer, or lease, of assets to another Person and to the release and discharge of the Company or the Guarantor, as the case may be, in certain circumstances from such obligations.

     The Securities of this series are issuable only in registered form without coupons in denominations of $10,000 and in integral multiples of $1,000 in excess thereof; except that Securities of this series issued or transferred to institutional "accredited investors," as defined in Rule 501(a)(1), (2), (3) or
(7) of Regulation D of the Securities Act, will be in a minimum principal amount of $250,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.


INTEREST PAYMENT SCHEDULE

     Instructions to Paying Agent: Mark the box across from the appropriate Interest Payment Date when the interest payable on such date has been paid.

Interest Payment Date                           (Mark When Interest is Paid)

    November 15, 1999                                       |_|
      May 15, 2000                                          |_|
    November 15, 2000                                       |_|
      May 15, 2001                                          |_|
    November 15, 2001                                       |_|
      May 15, 2002                                          |_|
    November 15, 2002                                       |_|
      May 15, 2003                                          |_|
    November 15, 2003                                       |_|
      May 15, 2004                                          |_|
    November 15, 2004                                       |_|
      May 15, 2005                                          |_|
    November 15, 2005                                       |_|
      May 15, 2006                                          |_|
    November 15, 2006                                       |_|
      May 15, 2007                                          |_|
    November 15, 2007                                       |_|
      May 15, 2008                                          |_|
    November 15, 2008                                       |_|


PRINCIPAL PAYMENT SCHEDULE

               PRINCIPAL AMOUNT OF THIS GLOBAL BEARER SENIOR NOTE


The outstanding aggregate principal amount of this Global Bearer Senior Note is initially as shown on the face of this Global Bearer Senior Note and, pursuant thereto, by the latest entry made by or on behalf of the Issuer in the third column below. Reductions in the principal amount of this Global Bearer Senior Note following, among other things, partial redemptions, exchange of an interest in this Global Bearer Senior Note for certificated Senior Notes of this series, exchange of an interest in this Global Bearer Senior Note for an interest in a Global Bearer Senior Note of the Sixth Series, or exchange of an interest in this Global Bearer Senior Note for an interest in another Global Bearer Senior Note of this series of Securities, and increases in the principal amount of this Global Bearer Senior Note following exchange of an interest in another Global Bearer Senior Note of this series for an interest in this Global Bearer Senior Note, are entered in the second column below.



                                    OUTSTANDING
                                  PRINCIPAL AMOUNT
                                   OF THIS GLOBAL
                                   BEARER SENIOR
                      AMOUNT OF    NOTE FOLLOWING      TRUSTEE'S
                    (REDUCTION)/  SUCH (REDUCTION)/  AUTHENTICATION
      DATE           INCREASE         INCREASE         SIGNATURE


----------------  ---------------  --------------   ---------------

----------------  ---------------  --------------   ---------------

----------------  ---------------  --------------   ---------------

----------------  ---------------  --------------   ---------------

----------------  ---------------  --------------   ---------------

----------------  ---------------  --------------   ---------------

----------------  ---------------  --------------   ---------------

----------------  ---------------  --------------   ---------------

----------------  ---------------  --------------   ---------------


                                                                       EXHIBIT B


                            [non-registration legend]

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO TXU EASTERN FUNDING COMPANY OR TXU EASTERN HOLDINGS LIMITED, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, AND THAT IS ACQUIRING THE SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN EACH CASE IN ACCORDANCE WITH ALL THE APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES"

                          [registration rights legend]

     The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated May 13, 1999, among the Company, the Guarantor and the initial purchasers of this Security.


NO. ___                                                           CUSIP NO. ___



                   [FORM OF FACE OF CERTIFICATED SENIOR NOTE]

                           TXU EASTERN FUNDING COMPANY

                       6.75% SENIOR NOTES DUE MAY 15, 2009

     TXU Eastern Funding Company, a corporation duly incorporated and existing under the laws of England and Wales (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of $500,000,000 Dollars on May 15, 2009, and to pay interest on said principal sum semi-annually in arrears on May 15 and November 15 of each year (each an Interest Payment Date) at the rate of 6.75% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full month, on the basis of the actual number of days elapsed in such period. Interest on the Securities of this series will accrue from May 13, 1999, to the first Interest Payment Date (which shall be November 15, 1999), and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York and, for so long as this Security shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                     TXU EASTERN FUNDING COMPANY


                                                     By: _______________________

                               [FORM OF GUARANTEE]

     TXU Eastern Holdings Limited, a corporation incorporated under the laws of England and Wales (the "Guarantor", which term includes any successor under the Indenture (the "Indenture") referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have (except the defense of payment). In case of the failure of TXU Eastern Funding Company, a corporation incorporated under the laws of England and Wales (the "Company", which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor's obligation to make a guarantee payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holder of such Security or to a Paying Agent, or by causing the Company to pay such amount to such Holder or a Paying Agent.

     Except as provided pursuant to Section 608 of the Indenture, this Guarantee is an unsecured and unsubordinated obligation of the Guarantor and shall at all times rank at least pari passu with each other Guarantee issued pursuant to the Indenture and, except as permitted by Sections 608 and 806 of the Indenture, will rank at least pari passu with all other unsecured unsubordinated indebtedness of the Guarantor.

     The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, any extension of time for payment or performance by the Company as provided by such Security or the Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

     The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Indenture and in this Guarantee. This Guarantee shall constitute a guarantee of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, the Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

     The obligations of the Guarantor hereunder with respect to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest and Additional Amounts, if any, on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

     The Guarantor shall be subrogated to all rights of the Holder of each Security upon which its Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of its Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, and Additional Amounts, if any, on all Securities issued under the Indenture shall have been paid in full.

     This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

     All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture.

     This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed as of the date first written above.

                                                   TXU EASTERN HOLDINGS LIMITED


                                                   By: ________________________

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

Dated:

     This is one of the Securities of the series designated therein and the Guarantee thereof referred to in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK, as Trustee

                                             By:________________________________
                                                      Authorized Signatory

                  [FORM OF REVERSE OF CERTIFICATED SENIOR NOTE]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities), dated as of May 1, 1999 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, TXU Eastern Holdings Limited, as Guarantor (herein called the "Guarantor," which term includes any successor under the Indenture) and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on May 13, 1999, creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

     Each purchaser of this Security represents and agrees as follows:

          (1) it is acquiring the Security for its own account or for an account with respect to which it exercises sole investment discretion, and that it or such account, as the case may be, is a Qualified Institutional Buyer (as defined under the United States Securities Act of 1933, as amended (the "Securities Act")), a foreign purchaser outside the United States or an institutional "accredited investor" acquiring the Security for investment purposes and not for distribution;

          (2) it acknowledges that the offer and sale of the Security have not been registered under the Securities Act and such Security may not be resold except as permitted below;

          (3) it understands and agrees that such Security is being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that (A) if it decides to resell, pledge or otherwise transfer the Security, the Security may be resold, pledged or transferred only (i) to the Company or the Guarantor, (ii) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act ("Rule 144"), (iii) so long as such Security is eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iv) in an offshore transaction in accordance with Rule 904 of Regulation S of the Securities Act, (v) to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act acquiring the Security, in a minimum principal amount of $250,000, for investment purposes and not for distribution (an "IAI Purchaser"), and (vi) pursuant to an effective registration statement under the Securities Act, and (B) it will, and each subsequent holder is required to, notify any purchaser of the Security from it of the resale restrictions referred to in
     (A) above, if then applicable. Before any Security may be offered, sold, pledged or otherwise transferred by a Qualified Institutional Buyer to a person who is not a Qualified Institutional Buyer or by a purchaser who purchases the Security in an offshore transaction in accordance with Rule 904 of Regulation S of the Securities Act (a "Regulation S Purchaser") to a person who is not a Regulation S Purchaser, the transferee must provide the Trustee with a written certification as to the compliance with the transfer restrictions referred to above. If any resale or other transfer of the Security is proposed to be made pursuant to clause (v) above, the transferor shall deliver a letter from the transferee (the form of which may be obtained from the Company or the Trustee) to the Company, the Guarantor and the Trustee, which shall provide among other things, that the transferee is an institutional "accredited investor" that is acquiring such Security for investment purposes and not for distribution in violation of the Securities Act. Each purchaser of this Security acknowledges that the Company, the Guarantor and the Trustee reserve the right prior to any offer, sale or other transfer of such Security pursuant to clauses (ii),
     (iv) or (v) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company, the Guarantor and the Trustee that the proposed sale complies with the foregoing restrictions. An IAI Purchaser may not transfer its Interest in an Initial Senior Note to another IAI Purchaser;

          (4) it (i) is able to fend for itself in the transactions contemplated by the offering memorandum dated May 6, 1999; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in Security; (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and (iv) acknowledges that it may be required to bear the financial risks of this investment for an indefinite period of time;

          (5) if it is (i) a purchaser in a sale that occurs outside the U.S. within the meaning of Regulation S of the Securities Act, or (ii) a "distributor," "dealer" or person "receiving a selling concession, fee or other remuneration" in respect of Securities sold, prior to the expiration of the Restricted Period (as defined below), it acknowledges that until the expiration of the Restricted Period any offer or sale of the Security shall not be made by it to a U.S. person or for the account or benefit of a U.S. person within the meaning of Rule 902(k) of the Securities Act, except offers or sales made pursuant to Rule 144A. The "Restricted Period" means, with respect to the Security, the 40-day period following the later of (i) the date on which such Securities are first offered to persons other than distributors (as defined in Regulation S) and (ii) the original issue date of such Securities;

          (6) if it is a foreign purchaser, it acknowledges that, until the expiration of the Restricted Period, it may not, directly or indirectly, reoffer, resell, pledge or otherwise transfer a Security or any interest therein except to a person who certifies in writing to the Trustee that such transfer satisfies, as applicable, the requirements of the legend on the Security and that none of the Securities will be accepted for registration of any transfer prior to the end of the Restricted Period unless the transferee has first complied with the certification requirements described in this paragraph;

          (7) it acknowledges that no part of the funds to be used to purchase the Security to be purchased by such purchaser constitutes assets which are directly or indirectly the assets of any employee benefit plan such the use of such assets constitutes a non-exempt prohibited transaction under the U.S. Employee Retirement Income Security Act of 1974, as amended (ERISA), or the U.S. Internal Revenue Code of 1986, as amended. As used in this paragraph, the term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA;

          (8) it understands that the Company, the Guarantor, the initial purchasers, the Trustee, the Paying Agents and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the acknowledgements, representations and warranties deemed to have been made by it by its purchase of the Security are no longer accurate, it shall promptly notify the Company, the Guarantor and the initial purchasers. If it is acquiring the Security as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account.

     The Securities of this series will be redeemable as a whole at any time or in part, from time to time, at the option of the Company, at a Redemption Price equal to the sum of (a) the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus (b) accrued interest on the principal amount of such Securities to the Redemption Date plus (c) any accrued Additional Amounts.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Securities of this series.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Business Day," when used for purposes of calculating the Redemption Price, shall mean a Business Day (as defined in the Indenture) in New York City, New York.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of the Reference Treasury Dealer Quotations actually obtained by the Trustee for such Redemption Date.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary US Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed.

     Upon payment of the Redemption Price, on and after the Redemption Date interest and any Additional Amounts will cease to accrue on the Securities of this series or portions thereof called for redemption.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Securities, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 25 basis points plus accrued interest on the principal amount hereof to the Redemption Date plus accrued Additional Amounts, if any."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     If the Company or the Guarantor is required to pay Additional Amounts with respect to Securities of this series, the Company has the right to redeem this Security as set forth in the Officer's Certificate described above.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture including the Officer's Certificate described above.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company or the Guarantor with or into, and the conveyance or other transfer, or lease, of assets to another Person and to the release and discharge of the Company or the Guarantor, as the case may be, in certain circumstances from such obligations.

     The Securities of this series are issuable only in registered form without coupons in denominations of $10,000 and in integral multiples of $1,000 in excess thereof; except that Securities of this series issued or transferred to institutional "accredited investors," as defined in Rule 501(a)(1), (2), (3) or
(7) of Regulation D of the Securities Act, will be in a minimum principal amount of $250,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

                            [CERTIFICATE OF TRANSFER]

                       6.75% SENIOR NOTES DUE MAY 15, 2009

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
          Name and address of assignee must be printed or typewritten.


________________________________________________________________________________
the within Security of the Company and does hereby irrevocably constitute and appoint


________________________________________________________________________________
to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

|_|      to the Company or the Guarantor;

|_|      to a Person  whom the  undersigned  reasonably  believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring the Security for investment purposes and not for distribution (attach a copy of an Accredited Investor Letter in the form provided by the Company or Trustee signed by an authorized officer of the transferee);

|_| as otherwise permitted by the non-registration legend appearing on this Security; or

|_| as otherwise agreed by the Company or the Guarantor, as the case may be, confirmed in writing to the Trustee, as follows: [describe]

         _______________________________________________________________________

         _______________________________________________________________________




Dated: _____________________                       _____________________________

                                                                       EXHIBIT C

                         [FORM OF FACE OF EXCHANGE NOTE]

                               GLOBAL BEARER FORM


NO._______________                                          CUSIP NO.__________


                           TXU EASTERN FUNDING COMPANY

                  6.75% EXCHANGE SENIOR NOTES DUE MAY 15, 2009

     TXU Eastern Funding Company, a corporation duly incorporated and existing under the laws of England and Wales (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of $500,000,000 Dollars on May 15, 2009, and to pay interest on said principal sum semi-annually in arrears on May 15 and November 15 of each year (each an Interest Payment Date) at the rate of 6.75% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series shall be computed on the basis of a 360 day year consisting of twelve 30-day months and for any period shorter than a full month, on the basis of the actual number of days elapsed in such period. Interest on the Securities of this series will accrue from __, to the first Interest Payment Date (which shall be __), and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid upon presentation to the Paying Agent; the Paying Agent shall mark this Security in the appropriate box on the Interest Payment Schedule included therein to indicate that the interest payment has been made. Payments of any Defaulted Interest will be paid to the bearer hereof at the time of presentation.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York and, for so long as the Securities of this series shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                     TXU EASTERN FUNDING COMPANY


                                                     By:________________________

                               [FORM OF GUARANTEE]

     TXU Eastern Holdings Limited, a corporation incorporated under the laws of England and Wales (the "Guarantor", which term includes any successor under the Indenture (the "Indenture") referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have (except the defense of payment). In case of the failure of TXU Eastern Funding Company, a corporation incorporated under the laws of England and Wales (the "Company", which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor's obligation to make a guarantee payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holder of such Security or to a Paying Agent, or by causing the Company to pay such amount to such Holder or a Paying Agent.

     Except as provided pursuant to Section 608 of the Indenture, this Guarantee is an unsecured and unsubordinated obligation of the Guarantor and shall at all times rank at least pari passu with each other Guarantee issued pursuant to the Indenture and, except as permitted by Sections 608 and 806 of the Indenture, will rank at least pari passu with all other unsecured unsubordinated indebtedness of the Guarantor.

     The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, any extension of time for payment by the Company as provided by such Security, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

     The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Indenture and in this Guarantee. This Guarantee shall constitute a guarantee of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights been permitted to be exercised by the Trustee or any of the Holders.

     The obligations of the Guarantor hereunder with respect to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest and Additional Amounts, if any, on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

     The Guarantor shall be subrogated to all rights of the Holder of each Security upon which its Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of its Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, and Additional Amounts, if any, on all Securities issued under the Indenture shall have been paid in full.

     This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

     All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture.

     This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed as of the date first written above.

                                                    TXU EASTERN HOLDINGS LIMITED


                                                    By: ________________________

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

Dated:

     This is one of the Securities of the series designated therein and the Guarantee thereof referred to in the within-mentioned Indenture.

                                               THE BANK OF NEW YORK, as Trustee


                                               By:_____________________________
                                                        Authorized Signatory

                       [FORM OF REVERSE OF EXCHANGE NOTE]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities), dated as of May 1, 1999 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on May 13, 1999, creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

     The Securities of this series will be redeemable as a whole at any time or in part, from time to time, at the option of the Company, at a Redemption Price equal to the sum of (a) the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus (b) accrued interest on the principal amount of such Securities to the Redemption Date plus (c) any accrued Additional Amounts.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Securities of this series.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Business Day," when used for purposes of calculating the Redemption Price, shall mean a Business Day (as defined in the Indenture) in New York City, New York.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of the Reference Treasury Dealer Quotations actually obtained by the Trustee for such Redemption Date.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary US Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     Notwithstanding Section 404 of the Indenture, the Trustee shall give the bearer of this Security notice of any redemption hereof in such manner as the Trustee deems necessary or desirable. So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of the Securities will be published in a leading daily newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

     Upon payment of the Redemption Price, on and after the Redemption Date interest and any Additional Amounts will cease to accrue on the Securities of this series or portions thereof called for redemption.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Securities, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 25 basis points plus accrued interest on the principal amount hereof to the Redemption Date plus accrued Additional Amounts, if any."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     If the Company or the Guarantor is required to pay Additional Amounts with respect to Securities of this series, the Company has the right to redeem this Security as set forth in the Officer's Certificate described above.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture, including the Officer's Certificate described above.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $10,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

INTEREST PAYMENT SCHEDULE

     Instructions to Paying Agent: Mark the box across from the appropriate Interest Payment Date when the interest payable on such date has been paid.


Interest Payment Date                           (Mark When Interest is Paid)

    November 15, 1999                                       |_|
      May 15, 2000                                          |_|
    November 15, 2000                                       |_|
      May 15, 2001                                          |_|
    November 15, 2001                                       |_|
      May 15, 2002                                          |_|
    November 15, 2002                                       |_|
      May 15, 2003                                          |_|
    November 15, 2003                                       |_|
      May 15, 2004                                          |_|
    November 15, 2004                                       |_|
      May 15, 2005                                          |_|
    November 15, 2005                                       |_|
      May 15, 2006                                          |_|
    November 15, 2006                                       |_|
      May 15, 2007                                          |_|
    November 15, 2007                                       |_|
      May 15, 2008                                          |_|
    November 15, 2008                                       |_|

PRINCIPAL PAYMENT SCHEDULE


               PRINCIPAL AMOUNT OF THIS GLOBAL BEARER SENIOR NOTE


The outstanding aggregate principal amount of this Global Bearer Senior Note is initially as shown on the face of this Global Bearer Senior Note and, pursuant thereto, by the latest entry made by or on behalf of the Issuer in the third column below. Reductions in the principal amount of this Global Bearer Senior Note following, among other things, partial redemptions or exchange of an interest in this Global Bearer Senior Note for certificated Senior Notes of this series, and increases in the principal amount of this Global Bearer Senior Note following exchange of an interest in a Global Bearer Senior Note of the Fifth Series for an interest in this Global Bearer Senior Note, are entered in the second column below.


                                     OUTSTANDING
                                   PRINCIPAL AMOUNT
                                    OF THIS GLOBAL
                                    BEARER SENIOR
                     AMOUNT OF     NOTE FOLLOWING        TRUSTEE'S
                    (REDUCTION)/  SUCH (REDUCTION)/    AUTHENTICATION
    DATE             INCREASE        INCREASE            SIGNATURE


--------------    --------------   --------------    -----------------
--------------    --------------   --------------    -----------------
--------------    --------------   --------------    -----------------
--------------    --------------   --------------    -----------------
--------------    --------------   --------------    -----------------
--------------    --------------   --------------    -----------------
--------------    --------------   --------------    -----------------
--------------    --------------   --------------    -----------------
--------------    --------------   --------------    -----------------


                                                                       EXHIBIT D


NO._______________                                          CUSIP NO.__________



                  [FORM OF FACE OF CERTIFICATED EXCHANGE NOTE]


                           TXU EASTERN FUNDING COMPANY

                  6.75% EXCHANGE SENIOR NOTES DUE MAY 15, 2009

     TXU Eastern Funding Company, a corporation duly incorporated and existing under the laws of England and Wales (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of $500,000,000 Dollars on May 15, 2009, and to pay interest on said principal sum semi-annually in arrears on May 15 and November 15 of each year (each an Interest Payment Date) at the rate of 6.75% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series shall be computed on the basis of a 360 day year consisting of twelve 30-day months and for any period shorter than a full month, on the basis of the actual number of days elapsed in such period. Interest on the Securities of this series will accrue from __, to the first Interest Payment Date (which shall be __), and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York and, for so long as this Security shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                    TXU EASTERN FUNDING COMPANY


                                                    By:_________________________

                               [FORM OF GUARANTEE]

     TXU Eastern Holdings Limited, a corporation incorporated under the laws of England and Wales (the "Guarantor", which term includes any successor under the Indenture (the "Indenture") referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have (except the defense of payment). In case of the failure of TXU Eastern Funding Company, a corporation incorporated under the laws of England and Wales (the "Company", which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor's obligation to make a guarantee payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holder of such Security or to a Paying Agent, or by causing the Company to pay such amount to such Holder or a Paying Agent.

     Except as provided pursuant to Section 608 of the Indenture, this Guarantee is an unsecured and unsubordinated obligation of the Guarantor and shall at all times rank at least pari passu with each other Guarantee issued pursuant to the Indenture and, except as permitted by Sections 608 and 806 of the Indenture, will rank at least pari passu with all other unsecured unsubordinated indebtedness of the Guarantor.

     The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, any extension of time for payment by the Company as provided by such Security, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

     The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Indenture and in this Guarantee. This Guarantee shall constitute a guarantee of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights been permitted to be exercised by the Trustee or any of the Holders.

     The obligations of the Guarantor hereunder with respect to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest and Additional Amounts, if any, on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

     The Guarantor shall be subrogated to all rights of the Holder of each Security upon which its Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of its Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, and Additional Amounts, if any, on all Securities issued under the Indenture shall have been paid in full.

     This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

     All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture.

     This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed as of the date first written above.

                                                   TXU EASTERN HOLDINGS LIMITED


                                                   By: ________________________

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

Dated:

     This is one of the Securities of the series designated therein and the Guarantee thereof referred to in the within-mentioned Indenture.

                                               THE BANK OF NEW YORK, as Trustee


                                               By:______________________________
                                                         Authorized Signatory

                 [FORM OF REVERSE OF CERTIFICATED EXCHANGE NOTE]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities), dated as of May 1, 1999 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on May 13, 1999, creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

     The Securities of this series will be redeemable as a whole at any time or in part, from time to time, at the option of the Company, at a Redemption Price equal to the sum of (a) the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus (b) accrued interest on the principal amount of such Securities to the Redemption Date plus (c) any accrued Additional Amounts.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Securities of this series.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Business Day," when used for purposes of calculating the Redemption Price, shall mean a Business Day (as defined in the Indenture) in New York City, New York.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of the Reference Treasury Dealer Quotations actually obtained by the Trustee for such Redemption Date.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary US Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed.

     Upon payment of the Redemption Price, on and after the Redemption Date interest and any Additional Amounts will cease to accrue on the Securities of this series or portions thereof called for redemption.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Securities, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the Redemption Date to the maturity date, computed by discounting such payments, in each case, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 25 basis points plus accrued interest on the principal amount hereof to the Redemption Date plus accrued Additional Amounts, if any."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     If the Company or the Guarantor is required to pay Additional Amounts with respect to Securities of this series, the Company has the right to redeem this Security as set forth in the Officer's Certificate described above.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture, including the Officer's Certificate described above.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $10,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
          Name and address of assignee must be printed or typewritten.


________________________________________________________________________________
the within Security of the Company and does hereby irrevocably constitute and appoint


________________________________________________________________________________
to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.



         _______________________________________________________________________


         _______________________________________________________________________



Dated: ___________________                        ______________________________

                                                                       EXHIBIT E

                            [CERTIFICATE OF TRANSFER]


                           TXU EASTERN FUNDING COMPANY
                       6.75% SENIOR NOTES DUE MAY 15, 2009

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
          Name and address of assignee must be printed or typewritten.


________________________________________________________________________________
principal amount of beneficial interest in the referred Security of the Company and does hereby irrevocably constitute and appoint


________________________________________________________________________________
to transfer the said beneficial interest in such Security, with full power of substitution in the premises.


The undersigned certifies that said beneficial interest in such Security is being resold, pledged or otherwise transferred as follows: (check one)

|_|      to the Company or the Guarantor;

|_|      to a Person  whom the  undersigned  reasonably  believes is a Qualified
         Institutional Buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring said beneficial interest in such Security for investment purposes and not for distribution (attach a copy of an Accredited Investor Letter in the form provided by the Company or the Trustee signed by an authorized officer of the transferee);

|_|      as otherwise permitted by the non-registration legend; or

|_| as otherwise agreed by the Company or the Guarantor, as the case may be, confirmed in writing to the Trustee, as follows: [describe]




         _______________________________________________________________________


         _______________________________________________________________________


Dated: _________________                     _______________________